UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 24, 2003

FIRST NILES FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	0-24849 (Commission File Number)	34-1870418 (IRS Employer Identification No.)
55 North Main Street, Niles, Ohio (Address of principal executive offices)	44446 (Zip Code)

Registrant's telephone number, including area code (330) 652-2539

__________________________________________________________ (Former name or former address, if changed since last report)

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ITEM 12.  Results of Operation and Financial Condition

            On October 24, 2003, the Registrant issued a revised earnings release for the quarterly period ended September 30, 2003 to reflect a $297,000 increase in stockholders' equity. The earnings release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST NILES FINANCIAL, INC.

Date: October 27, 2003	By: /s/ Lawrence Safarek Lawrence Safarek Vice President and Treasurer

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EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release dated October 24, 2003

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